UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	April 30, 2016

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent,

Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2016 Morgan Stanley.

CEEDDSAN
1513926 EXP 6.30.17

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets
Domestic Debt
Fund, Inc.
NYSE: EDD

Semi-Annual Report

April 30, 2016

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Portfolio Management	28
Investment Policy	29
Dividend Reinvestment Plan	35
Privacy Notice	36

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2016, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of 8.46%, based on net asset value, and 10.63% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned 8.93%. On April 30, 2016, the closing price of the Fund's shares on the New York Stock Exchange was $7.88, representing a 14.2% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The negative tone in the market hit its low point in January before sentiment improved heading into February. From February through the end of the reporting period, emerging markets (EM) fixed income assets turned a corner as energy and commodity prices rebounded and global monetary policies and China fears eased in tandem with a weaker U.S. dollar. The recovery was driven by attractive valuations and a favorable backdrop set by dovish communications from the U.S. Federal Reserve (Fed), as well as policy easing measures by the European Central Bank (ECB) and the People's Bank of China (PBOC). Central banks from Hungary, Turkey, Malaysia, India, and Indonesia also eased policy rates, while South Africa's central bank stood out as it hiked rates to fight inflation. The reversal in negative investor sentiment lent support to the rally as investors returned to EM fixed income, adding roughly $2.5 billion1 to EM bond funds during the first four months of the calendar year, after steady withdrawals in the previous year.

•  During the period, Brazil completed its seven-year ratings "roundtrip" after Moody's stripped the country of its final investment grade rating, while policy makers were distracted by the far-reaching corruption investigation (Operation Lava Jato, or Carwash) and calls for President Dilma Rousseff's impeachment. In April, the Brazilian Lower House passed an impeachment motion against President Rousseff, and in mid-May (after the close of the reporting period) the Senate voted for an impeachment trial. President Rousseff was removed from office for 180 days as the impeachment process proceeds and Vice President Michel Temer was elevated to acting president. There is some hope that acting President Temer could gather enough support to hold together a functioning coalition until the next round of elections in 2018. Despite the political and economic difficulties, Brazilian assets performed well in the period as investors expressed hope that the impeachment proceedings would produce positive change for the country.

•  During the period, the Fund broadly benefited from yield curve positioning and a general overweight duration position, particularly in Peru, Hungary, Malaysia, Brazil, and Russia. Yield curve positioning was also beneficial in Indonesia and Turkey.

•  Conversely, broad currency positioning detracted from relative performance, particularly in South Africa, Colombia, Mexico, and Russia, as these currencies lagged other EM currencies. The use of U.S. Treasury futures to hedge interest rate exposure also detracted from performance as Treasury yields fell during the period.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Letter to Stockholders (unaudited) (cont'd)

Management Strategies

•  After a turbulent start of the year we are cautiously optimistic following the more recent recovery and stabilization in energy prices, the U.S. dollar strength fading, and diminished concerns about a hard landing in China. Supportive developed market monetary policies, combined with reduced China fears, will likely remain the main drivers of asset price performance for the second and third quarters of 2016. We note that the stronger performance during March and April was mostly driven by momentum and better inflows, which make the rally vulnerable to a correction, as a more sustained rally would require a turn in EM economic fundamentals. That being said, at this stage, we believe the worst may be behind us.

•  The Fed's more dovish approach, which suggests only one to two additional rate hikes this year, could be supportive for risky assets. We believe that EM assets could absorb one to two rate hikes in 2016, though the asset class remains vulnerable to more hawkish surprises, especially if such policy surprises do not reflect an upward assessment in U.S./global growth prospects, but instead incipient inflationary concerns. The inflationary environment should remain relatively benign for the world as a whole, however, especially given continued low energy price pressures. Core inflation should show ongoing signs of stabilization/recovery in the U.S. as the output gap was largely closed by year-end 2015. Deflationary pressures from lower commodity prices should start to fade if we are correct that oil has troughed and recovers slowly in the second half of 2016.

•  Broadly, we eventually expect a modest rebound in EM growth in 2016 and 2017 as the negative impacts from Brazil and Russia lessen. China's growth slowdown is likely to continue in the medium term, but we expect a small growth rebound in the short term on the back of a more aggressive policy response through stimulative fiscal policy, required reserve ratio cuts, and interest rate cuts. The weaker U.S. dollar has provided the the renminbi a welcome respite, allowing the authorities to depreciate the Chinese currency vis-à-vis a basket of currencies, while keeping it stable against the U.S. dollar, and allowing foreign exchange reserve losses to slow. We expect "official" growth to slow to 6.5% with "actual" growth at around 5.5% in 2016. In our opinion, the gradual shift toward managing the renminbi against a basket of currencies reduces the risk of an abrupt devaluation while China assumes the presidency of the G20 this year.

•  Despite a narrowing of the emerging market/developed market growth differential and a weakening of fundamentals following the global financial crisis, EM economies, in our opinion, are still in better health than they were 10 to 15 years ago. The EM economies are supported by generally lower levels of external debt as a percentage of gross domestic product (GDP), freely floating exchange rates, relatively large buffers in the form of foreign currency reserves, and growing local debt markets supported by generally robust and well-capitalized banking systems, which limit the risks of external funding pressures inflicting severe damage on their economies. In the absence of extremely attractive valuations and/or an improving fundamental outlook, EM economies must recommit to structural reforms to address economic challenges and restore widespread faith in the investment community. For long-term investors, we believe EM debt still offers attractive real yields, providing yield advantages and potential spread compression, which could provide a buffer should interest rates rise in the U.S., but downside surprises in China are likely to remain the major potential headwind to commodity prices and the asset class. With many market observers

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Letter to Stockholders (unaudited) (cont'd)

forecasting moderate growth and low inflation, we believe EM debt could perform reasonably well over the long term for investors looking for diversification, yield, and total return potential.

Sincerely,

John H. Gernon
President and Principal Executive Officer  May 2016

*J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. It is not possible to invest directly in an Index.

1 Source: Standard Chartered Bank

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (96.2%)
Brazil (8.7%)
Sovereign (8.7%)
Brazil Letras do Tesouro Nacional, Zero Coupon, 1/1/19	BRL	103,800	$22,079
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/19 - 1/1/25		203,618	55,597
			77,676
Chile (0.2%)
Sovereign (0.2%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	1,165,000	1,865
Colombia (6.8%)
Sovereign (6.8%)
Colombia Government International Bond, 7.75%, 4/14/21	COP	7,000,000	2,521
9.85%, 6/28/27		46,000,000	18,652
Colombian TES, 10.00%, 7/24/24		75,278,500	29,825
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (a)		31,492,000	9,547
			60,545
Hungary (3.4%)
Sovereign (3.4%)
Hungary Government Bond, 5.50%, 6/24/25	HUF	800,000	3,480
6.00%, 11/24/23		2,140,000	9,602
7.50%, 11/12/20		3,804,000	17,215
			30,297
India (1.0%)
Sovereign (1.0%)
India Government Bond, 8.40%, 7/28/24	INR	550,000	8,638
	Face Amount (000)		Value (000)
Indonesia (10.1%)
Sovereign (10.1%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17 (a)	IDR	290,000,000	$22,818
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17		154,683,530	12,171
Indonesia Treasury Bond, 8.38%, 3/15/34		252,600,000	20,145
8.75%, 5/15/31		126,649,000	10,356
9.00%, 3/15/29		292,050,000	24,079
			89,569
Malaysia (5.4%)
Sovereign (5.4%)
Malaysia Government Bond, 4.18%, 7/15/24	MYR	184,100	47,928
Mexico (13.3%)
Sovereign (13.3%)
Mexican Bonos, 6.50%, 6/10/21	MXN	587,185	36,030
7.50%, 6/3/27		72,585	4,732
8.50%, 5/31/29		290,400	20,482
10.00%, 12/5/24		159,730	11,984
Petroleos Mexicanos (Units), 7.65%, 11/24/21 (a)(b)		791,300	45,330
			118,558
Peru (5.0%)
Sovereign (5.0%)
Peru Government Bond (Units), 5.70%, 8/12/24 (b)	PEN	44,037	13,303
Peruvian Government International Bond, (Units) 5.70%, 8/12/24 (a)(b)		66,501	20,088
8.20%, 8/12/26 (b)		32,110	11,262
			44,653

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Philippines (1.1%)
Sovereign (1.1%)
Philippine Government International Bond, 4.95%, 1/15/21	PHP	418,000	$9,316
Poland (10.3%)
Sovereign (10.3%)
Poland Government Bond, 3.25%, 7/25/25	PLN	31,600	8,503
5.25%, 10/25/20		130,500	38,904
5.75%, 9/23/22		141,500	44,190
			91,597
Romania (3.9%)
Sovereign (3.9%)
Romania Government Bond, 4.75%, 2/24/25	RON	73,100	20,285
5.90%, 7/26/17		53,290	14,489
			34,774
Russia (6.3%)
Sovereign (6.3%)
Russian Federal Bond — OFZ, 6.80%, 12/11/19	RUB	520,000	7,506
7.05%, 1/19/28		1,775,000	24,218
7.60%, 7/20/22		217,000	3,169
8.15%, 2/3/27		1,398,800	20,867
			55,760
South Africa (10.8%)
Sovereign (10.8%)
South Africa Government Bond, 6.75%, 3/31/21	ZAR	651,200	42,566
7.25%, 1/15/20		24	1
8.00%, 1/31/30		848,750	53,500
			96,067
Thailand (1.4%)
Sovereign (1.4%)
Thailand Government Bond, 3.63%, 6/16/23	THB	380,000	12,318
Turkey (8.5%)
Corporate Bond (3.9%)
Turkiye Garanti Bankasi AS, 7.38%, 3/7/18 (a)	TRY	102,980	34,437
	Face Amount (000)		Value (000)
Sovereign (4.6%)
Turkey Government Bond, 10.50%, 1/15/20	TRY	109,825	$41,292
			75,729
TOTAL FIXED INCOME SECURITIES (Cost $1,015,343)			855,290
SHORT-TERM INVESTMENTS (3.8%)
U.S. Treasury Securities (0.9%)
U.S. Treasury Bills, 0.16%, 6/9/16 (c)		$890	890
0.29%, 6/9/16 (c)		630	630
0.51%, 6/9/16 (c)		6,680	6,676
			8,196
Sovereign (2.9%)
Letras del Banco Central de la República Argentina, 30.25%, 12/28/16	ARS	197,500	11,507
30.50%, 12/28/16		95,280	5,552
37.25%, 6/1/16		44,500	3,014
36.50%, 5/11/16		66,600	4,608
37.50%, 5/11/16		20,550	1,422
			26,103
TOTAL SHORT-TERM INVESTMENTS (Cost $34,423)			34,299
TOTAL INVESTMENTS (100.0%) (Cost $1,049,766) (d)(e)			889,589
LIABILITIES IN EXCESS OF OTHER ASSETS			(273,110)
NET ASSETS			$616,479

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Consists of one or more classes of securities traded together as a unit.

(c)  Rate shown is the yield to maturity at April 30, 2016.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

(e)  At April 30, 2016, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $18,249,000 and the aggregate gross unrealized depreciation is approximately $178,426,000 resulting in net unrealized depreciation of approximately $160,177,000.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at April 30, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	12,300		$3,483	5/3/16	$(93)
JPMorgan Chase Bank NA	BRL	35,722		$10,352	5/3/16	(35)
JPMorgan Chase Bank NA	BRL	20,000		$5,796	5/3/16	(19)
JPMorgan Chase Bank NA	BRL	18,000		$5,216	5/3/16	(17)
JPMorgan Chase Bank NA	BRL	10,600		$2,840	5/3/16	(242)
JPMorgan Chase Bank NA	BRL	22,000		$5,979	5/3/16	(418)
JPMorgan Chase Bank NA	BRL	50,778		$14,715	5/3/16	(49)
JPMorgan Chase Bank NA	BRL	21,800		$6,317	5/3/16	(21)
JPMorgan Chase Bank NA	BRL	13,200		$3,825	5/3/16	(13)
JPMorgan Chase Bank NA	BRL	8,000		$2,318	5/3/16	(8)
JPMorgan Chase Bank NA	BRL	10,600		$3,072	5/3/16	(10)
JPMorgan Chase Bank NA	BRL	21,700		$6,288	5/3/16	(21)
JPMorgan Chase Bank NA	BRL	7,500		$2,173	5/3/16	(7)
JPMorgan Chase Bank NA	BRL	21,000		$5,782	5/3/16	(324)
JPMorgan Chase Bank NA	BRL	32,000		$8,818	5/3/16	(487)
JPMorgan Chase Bank NA	BRL	5,400		$1,491	5/3/16	(79)
JPMorgan Chase Bank NA	BRL	13,000		$3,526	5/3/16	(254)
JPMorgan Chase Bank NA	BRL	5,400		$1,538	5/3/16	(32)
JPMorgan Chase Bank NA	BRL	22,800		$6,451	5/3/16	(179)
JPMorgan Chase Bank NA	BRL	28,000		$8,009	5/3/16	(133)
JPMorgan Chase Bank NA	BRL	5,800		$1,640	5/3/16	(46)
JPMorgan Chase Bank NA	BRL	29,000		$8,148	5/3/16	(284)
JPMorgan Chase Bank NA		$9,638	BRL	35,722	5/3/16	748
JPMorgan Chase Bank NA		$2,850	BRL	10,600	5/3/16	232
JPMorgan Chase Bank NA		$5,435	BRL	20,000	5/3/16	380
JPMorgan Chase Bank NA		$3,607	BRL	13,200	5/3/16	231
JPMorgan Chase Bank NA		$2,242	BRL	8,000	5/3/16	84
JPMorgan Chase Bank NA		$2,092	BRL	7,500	5/3/16	89
JPMorgan Chase Bank NA		$5,853	BRL	21,700	5/3/16	457
JPMorgan Chase Bank NA		$5,025	BRL	18,000	5/3/16	209
JPMorgan Chase Bank NA		$6,193	BRL	21,800	5/3/16	146
JPMorgan Chase Bank NA		$14,344	BRL	50,778	5/3/16	420
JPMorgan Chase Bank NA		$1,565	BRL	5,400	5/3/16	5
JPMorgan Chase Bank NA		$8,404	BRL	29,000	5/3/16	28
JPMorgan Chase Bank NA		$9,273	BRL	32,000	5/3/16	31

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$6,375	BRL	22,000	5/3/16	$21
JPMorgan Chase Bank NA		$8,114	BRL	28,000	5/3/16	27
JPMorgan Chase Bank NA		$3,072	BRL	10,600	5/3/16	10
JPMorgan Chase Bank NA		$1,681	BRL	5,800	5/3/16	6
JPMorgan Chase Bank NA		$3,564	BRL	12,300	5/3/16	12
JPMorgan Chase Bank NA		$1,565	BRL	5,400	5/3/16	5
JPMorgan Chase Bank NA		$3,767	BRL	13,000	5/3/16	13
JPMorgan Chase Bank NA		$6,086	BRL	21,000	5/3/16	20
JPMorgan Chase Bank NA		$6,607	BRL	22,800	5/3/16	22
JPMorgan Chase Bank NA	COP	8,000,000		$2,698	5/4/16	(110)
JPMorgan Chase Bank NA	COP	63,100,000		$20,936	5/4/16	(1,212)
JPMorgan Chase Bank NA	COP	18,246,000		$6,060	5/4/16	(344)
JPMorgan Chase Bank NA		$3,976	COP	12,100,000	5/4/16	271
JPMorgan Chase Bank NA		$2,715	COP	8,300,000	5/4/16	198
JPMorgan Chase Bank NA		$4,040	COP	12,200,000	5/4/16	242
JPMorgan Chase Bank NA		$1,695	COP	4,994,000	5/4/16	58
JPMorgan Chase Bank NA		$1,532	COP	4,500,000	5/4/16	47
JPMorgan Chase Bank NA		$16,533	COP	47,252,000	5/4/16	52
JPMorgan Chase Bank NA	RUB	325,000		$4,892	5/5/16	(124)
JPMorgan Chase Bank NA	RUB	1,597,554		$22,985	5/5/16	(1,673)
JPMorgan Chase Bank NA	RUB	360,000		$5,381	5/5/16	(175)
JPMorgan Chase Bank NA		$5,522	RUB	370,000	5/5/16	189
JPMorgan Chase Bank NA		$5,045	RUB	330,000	5/5/16	48
JPMorgan Chase Bank NA		$18,691	RUB	1,205,554	5/5/16	(84)
JPMorgan Chase Bank NA		$5,833	RUB	377,000	5/5/16	(14)
Deutsche Bank AG		$6,437	MYR	25,080	5/6/16	(18)
Deutsche Bank AG		$5,227	MYR	20,300	5/6/16	(31)
JPMorgan Chase Bank NA	MYR	30,000		$7,676	5/6/16	(3)
JPMorgan Chase Bank NA	MYR	76,040		$19,423	5/6/16	(39)
JPMorgan Chase Bank NA	MYR	11,700		$2,971	5/6/16	(23)
JPMorgan Chase Bank NA	MYR	97,300		$24,787	5/6/16	(117)
JPMorgan Chase Bank NA	MYR	11,500		$2,913	5/6/16	(30)
JPMorgan Chase Bank NA	MYR	18,600		$4,763	5/6/16	2
JPMorgan Chase Bank NA	MYR	24,000		$6,154	5/6/16	11
JPMorgan Chase Bank NA	MYR	24,000		$6,145	5/6/16	3
JPMorgan Chase Bank NA		$11,449	MYR	45,000	5/6/16	69
JPMorgan Chase Bank NA		$3,582	MYR	14,000	5/6/16	1
JPMorgan Chase Bank NA		$5,552	MYR	21,650	5/6/16	(11)
JPMorgan Chase Bank NA		$1,211	MYR	4,670	5/6/16	(16)
JPMorgan Chase Bank NA		$6,116	MYR	23,640	5/6/16	(65)
JPMorgan Chase Bank NA		$6,243	MYR	24,500	5/6/16	28
JPMorgan Chase Bank NA		$6,129	MYR	24,000	5/6/16	14
JPMorgan Chase Bank NA		$4,968	MYR	19,400	5/6/16	(3)
JPMorgan Chase Bank NA		$3,882	MYR	15,000	5/6/16	(43)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$7,335	MYR	28,700	5/6/16	$10
JPMorgan Chase Bank NA		$3,816	MYR	14,900	5/6/16	(2)
JPMorgan Chase Bank NA		$3,161	MYR	12,300	5/6/16	(13)
JPMorgan Chase Bank NA	EUR	5,400		$6,078	5/13/16	(107)
JPMorgan Chase Bank NA	EUR	1,400		$1,581	5/13/16	(22)
JPMorgan Chase Bank NA		$1,586	EUR	1,400	5/13/16	18
JPMorgan Chase Bank NA		$6,758	EUR	6,000	5/13/16	114
JPMorgan Chase Bank NA	CLP	2,820,000		$4,197	5/16/16	(66)
JPMorgan Chase Bank NA	CLP	2,000,000		$2,986	5/16/16	(37)
JPMorgan Chase Bank NA	MXN	113,000		$6,411	5/16/16	(148)
JPMorgan Chase Bank NA	MXN	106,000		$6,129	5/16/16	(25)
JPMorgan Chase Bank NA	MXN	495,657		$28,314	5/16/16	(459)
JPMorgan Chase Bank NA	MXN	105,800		$6,000	5/16/16	(141)
JPMorgan Chase Bank NA		$5,979	CLP	4,000,000	5/16/16	68
JPMorgan Chase Bank NA		$3,041	CLP	2,000,000	5/16/16	(17)
JPMorgan Chase Bank NA		$3,037	CLP	2,000,000	5/16/16	(14)
JPMorgan Chase Bank NA		$3,035	MXN	53,300	5/16/16	59
JPMorgan Chase Bank NA		$1,714	MXN	30,000	5/16/16	27
JPMorgan Chase Bank NA		$6,115	MXN	107,000	5/16/16	96
JPMorgan Chase Bank NA		$6,046	MXN	105,000	5/16/16	49
JPMorgan Chase Bank NA		$1,401	PEN	4,600	5/16/16	(2)
JPMorgan Chase Bank NA	IDR	272,300,000		$20,751	5/23/16	163
JPMorgan Chase Bank NA	TRY	7,000		$2,440	5/23/16	(48)
JPMorgan Chase Bank NA	TRY	67,320		$23,747	5/23/16	(178)
JPMorgan Chase Bank NA	TRY	26,300		$9,203	5/23/16	(144)
JPMorgan Chase Bank NA		$22,079	THB	770,000	5/23/16	(44)
JPMorgan Chase Bank NA		$9,734	THB	340,000	5/23/16	(4)
JPMorgan Chase Bank NA		$9,522	TRY	27,000	5/23/16	74
JPMorgan Chase Bank NA		$8,076	TRY	23,000	5/23/16	99
JPMorgan Chase Bank NA		$5,194	PHP	243,500	5/26/16	(8)
JPMorgan Chase Bank NA	HUF	3,200,000		$11,740	5/27/16	(2)
JPMorgan Chase Bank NA	PLN	55,100		$14,377	5/27/16	(51)
JPMorgan Chase Bank NA	PLN	34,000		$8,777	5/27/16	(126)
JPMorgan Chase Bank NA	PLN	22,200		$5,682	5/27/16	(132)
JPMorgan Chase Bank NA	RON	43,700		$11,105	5/27/16	(66)
JPMorgan Chase Bank NA		$13,810	HUF	3,772,000	5/27/16	31
JPMorgan Chase Bank NA		$218	INR	14,550	5/27/16	— @
JPMorgan Chase Bank NA		$5,682	PLN	22,000	5/27/16	79
JPMorgan Chase Bank NA		$6,220	PLN	23,800	5/27/16	12
JPMorgan Chase Bank NA		$6,607	PLN	25,400	5/27/16	44
JPMorgan Chase Bank NA		$3,143	ZAR	45,600	5/27/16	45
JPMorgan Chase Bank NA	ZAR	460,277		$31,927	5/27/16	(257)
JPMorgan Chase Bank NA	ZAR	47,000		$3,228	5/27/16	(59)
JPMorgan Chase Bank NA	BRL	50,778		$14,217	6/2/16	(402)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	COP	47,252,000		$16,450	6/3/16	$(60)
JPMorgan Chase Bank NA	RUB	1,205,554		$18,528	6/6/16	79
JPMorgan Chase Bank NA		$19,418	MYR	76,040	6/6/16	(3)
Citibank NA	ARS	76,760		$4,583	12/30/16	(70)
Citibank NA	ARS	77,080		$4,583	12/30/16	(90)
Citibank NA	ARS	25,000		$1,518	12/30/16	3
						$(4,204)

Futures Contracts:

The Fund had the following futures contracts open at April 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	222	$(28,874)	Jun-16	$(277)
German Euro Bund	92	(17,053)	Jun-16	231
				(46)

ARS —  Argentine Peso

BRL —  Brazilian Real

CLP —  Chilean Peso

COP —  Colombian Peso

EUR —  Euro

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

INR —  Indian Rupee

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

PEN —  Peruvian Nuevo Sol

PHP —  Philippine Peso

PLN —  Polish Zloty

RON —  Romanian New Leu

RUB —  Russian Ruble

THB —  Thai Baht

TRY —  Turkish Lira

ZAR —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	92.3%
Other*	7.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $45,927,000 with net unrealized depreciation of approximately $46,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $4,204,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Financial Statements

Statement of Assets and Liabilities	April 30, 2016 (unaudited (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,049,766)	$889,589
Interest Receivable	20,490
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	5,499
Receivable for Investments Sold	5,246
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	1,840
Receivable for Variation Margin on Futures Contracts	593
Receivable from Affiliate	3
Other Assets	85
Total Assets	923,345
Liabilities:
Payable for Line of Credit	294,861
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	9,703
Bank Overdraft	1,201
Payable for Advisory Fees	725
Payable for Custodian Fees	157
Payable for Administration Fees	58
Payable for Professional Fees	52
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	107
Total Liabilities	306,866
Net Assets
Applicable to 67,125,800 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$616,479
Net Asset Value Per Share	$9.18
Net Assets Consist of:
Common Stock	$671
Paid-in-Capital	1,036,217
Accumulated Net Investment Loss	(51,770)
Accumulated Net Realized Loss	(204,736)
Unrealized Appreciation (Depreciation) on:
Investments	(160,177)
Futures Contracts	(46)
Foreign Currency Forward Exchange Contracts	(4,204)
Foreign Currency Translations	524
Net Assets	$616,479

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2016 (unaudited (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $366 of Foreign Taxes Withheld)	$29,753
Dividends from Security of Affiliated Issuer (Note F)	10
Total Investment Income	29,763
Expenses:
Advisory Fees (Note B)	4,208
Interest Expense on Line of Credit (Note G)	2,308
Administration Fees (Note C)	337
Custodian Fees (Note D)	316
Stockholder Reporting Expenses	61
Professional Fees	61
Directors' Fees and Expenses	7
Stockholder Servicing Agent Fees	4
Other Expenses	104
Expenses Before Non Operating Expenses	7,406
Bank Overdraft Expense	3
Total Expenses	7,409
Rebate from Morgan Stanley Affiliate (Note F)	(3)
Net Expenses	7,406
Net Investment Income	22,357
Realized Loss:
Investments Sold	(121,325)
Foreign Currency Forward Exchange Contracts	(17,469)
Foreign Currency Transactions	(1,329)
Futures Contracts	(216)
Net Realized Loss	(140,339)
Change in Unrealized Appreciation (Depreciation):
Investments	157,710
Foreign Currency Forward Exchange Contracts	(111)
Foreign Currency Translations	887
Futures Contracts	(46)
Net Change in Unrealized Appreciation (Depreciation)	158,440
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	18,101
Net Increase in Net Assets Resulting from Operations	$40,458

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2016 (unaudited) (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$22,357	$54,970
Net Realized Loss	(140,339)	(107,581)
Net Change in Unrealized Appreciation (Depreciation)	158,440	(211,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,458	(264,505)
Distributions from and/or in Excess of:
Net Investment Income	(26,934)	—
Paid-in-Capital	—	(62,394)
Total Distributions	(26,934)	(62,394)
Capital Share Transactions:
Repurchase of Shares (830,897 and 1,858,510 shares)	(6,032)	(18,582)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,032)	(18,582)
Total Increase (Decrease)	7,492	(345,481)
Net Assets:
Beginning of Period	608,987	954,468
End of Period (Including Accumulated Net Investment Loss of $(51,770) and $(47,193))	$616,479	$608,987

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2016 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$308,114
Purchase of Long-Term Investments	(275,027)
Net (Increase) Decrease in Short-Term Investments	(20,650)
Net (Increase) Decrease in Foreign Currency Holdings	1,785
Net Realized Gain (Loss) for Foreign Currency Transactions, Foreign Currency Forward Exchange Contracts and Futures Contracts	(19,014)
Net Investment Income	22,357
Adjustments to Reconcile Net Investment Income to Net Cash Provided for (Used by) Operating Activities:
Net (Increase) Decrease in Interest Receivable	(2,644)
Net (Increase) Decrease in Receivables Related to Operations	(509)
Net (Increase) Decrease in Advisory Fees Payable	(29)
Net (Increase) Decrease in Interest Payable	26
Net (Increase) Decrease in Payables Related to Operations	45
Accretion/Amortization of Discounts and Premiums	603
Net Cash Provided for (Used by) Operating Activities	15,057
Cash Flows From Financing Activities:
Cash Proceeds for Line of Credit	17,500
Cash Paid for Repurchase of Shares	(6,478)
Cash Distribution Paid	(26,934)
Net Cash Provided for (Used by) Financing Activities	(15,912)
Net Increase (Decrease) in Cash	(855)
Cash at Beginning of Period	(346)
Cash at End of Period	$(1,201)
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$2,282

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2016		Year Ended October 31,
	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.96		$13.67	$16.45	$17.71	$17.34	$18.58
Net Investment Income†	0.33		0.80	0.94	1.19	1.32	1.52
Net Realized and Unrealized Gain (Loss)	0.27		(4.64)	(2.11)	(1.48)	0.20	(1.56)
Total from Investment Operations	0.60		(3.84)	(1.17)	(0.29)	1.52	(0.04)
Distributions from and/or in excess of:
Net Investment Income	(0.40)		—	(0.49)	(1.00)	(1.15)	(1.20)
Net Realized Gain	—		—	(0.51)	—	—	—
Return of Capital	—		(0.91)	(0.65)	—	—	—
Total Distributions	(0.40)		(0.91)	(1.65)	(1.00)	(1.15)	(1.20)
Anti-Dilutive Effect of Share Repurchase Program	0.02		0.04	0.04	0.03	—	—
Net Asset Value, End of Period	$9.18		$8.96	$13.67	$16.45	$17.71	$17.34
Per Share Market Value, End of Period	$7.88		$7.54	$11.96	$14.35	$16.47	$15.87
TOTAL INVESTMENT RETURN:
Market Value	10.63	%#	(30.35)%	(5.52)%	(7.21)%	11.38%	(1.34)%
Net Asset Value(1)	8.46	%#	(27.58)%	(5.80)%	(1.08)%	9.61%	0.32%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$616,479		$608,987	$954,468	$1,172,019	$1,283,101	$1,255,618
Ratio of Expenses to Average Net Assets	2.58	%+*	2.44%+	2.20%+	2.10%+	2.16%+	2.07%+
Ratio of Expenses to Average Net Assets Excluding Interest expense	1.77	%+*	1.74%+	1.63%+	1.59%+	1.59%+	1.55%+
Ratio of Net Investment Income to Average Net Assets	7.78	%+*	7.37%+	6.30%+	6.72%+	7.63%+	8.36%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	27	%#	36%	107%	75%	64%	100%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to such securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with United States ("U.S.") generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of April 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$34,437	$—	$34,437
Sovereign	—	820,853	—	820,853
Total Fixed Income Securities	—	855,290	—	855,290
Short-Term Investments
Sovereign	—	26,103	—	26,103
U.S. Treasury Securities	—	8,196	—	8,196
Total Short-Term Investments	—	34,299	—	34,299
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Foreign Currency Forward Exchange Contracts	$—	$5,499	$—	$5,499
Futures Contracts	231	—	—	231
Total Assets	231	895,088	—	895,319
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(9,703)	—	(9,703)
Futures Contracts	(277)	—	—	(277)
Total Liabilities	(277)	(9,703)	—	(9,980)
Total	$(46)	$885,385	$—	$885,339

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2016, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$231	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	5,499
Total	$5,730
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(277	)(a)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	(9,703)
Total	$(9,980)

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(216)
Currency Risk	Foreign Currency Forward Exchange Contracts	(1,329)
Total		$(1,545)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(46)
Currency Risk	Foreign Currency Forward Exchange Contracts	(111)
Total		$(157)

  At April 30, 2016, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the
Statement of Assets and Liabilities

Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$5,499	$(9,703)

  (b)Excludes exchange traded derivatives.

  (c)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$3	$(3)	$—	$0
JPMorgan Chase Bank NA	5,496	(5,496)	—	0
Total	$5,499	$(5,499)	$—	$0

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$160	$(3)	$—	$157
Deutsche Bank AG	49	—	—	49
JPMorgan Chase Bank NA	9,494	(5,496)	—	3,998
Total	$9,703	$(5,499)	$—	$4,204

  For the six months ended April 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$505,624,000

Futures Contracts:

Average monthly original value	$33,493,000

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Stockholders:  Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividend income and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$—	$—	$62,394	$35,096	$36,014	$45,611

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, premium amortization adjustments for certain securities sold and a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(62,832)	$88,036	$(25,204)

At October 31, 2015, the Fund had no distributable earnings on a tax basis.

At October 31, 2015, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $19,427,000 and $20,913,000, respectively, that do not have an expiration date.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2016, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $227,881,000 and $313,917,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2016.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2016, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2016 is as follows:

Value October 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2016 (000)
$5,952	$129,409	$135,361	$10	$—

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("facility") in the amount of $400,000,000. The loans under the facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The facility also has a commitment fee of 0.10% of the unused portion of the facility. The average borrowings and interest rate for the six months ended April 30, 2016 were approximately $266,105,000 and 1.68%, respectively. During the same period, the Fund incurred approximately $2,308,000 in interest expense associated with the outstanding loans.

H.  Other: On January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended April 30, 2016, the Fund repurchased 830,897 of its shares at an average discount of 16.39% from NAV. Since the inception of the program, the Fund has repurchased 6,191,936 of its shares at an average discount of 14.91% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Jens Nystedt, a Managing Director of the Adviser, Warren Mar, a Managing Director of the Adviser and Sahil Tandon, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund in July 2002. Mr. Nystedt has been associated with the Adviser in an investment management capacity since November 2014. Prior to November 2014, Mr. Nystedt was a Senior Global Strategist at Moore Capital Management from November 2008 to November 2014. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012. Mr. Tandon has been associated with the Adviser in an investment management capacity since 2004.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Investment Policy (unaudited) (cont'd)

close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at: (800) 231-2608

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2016

Privacy Notice (unaudited) (cont'd)

If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2015	413,130		N/A	N/A
December 2015	—		N/A	N/A
January 2016	56,100		N/A	N/A
February 2016	93,414		N/A	N/A
March 2016	268,253		N/A	N/A
April 2016	—		N/A	N/A
Total	830,897	$7.24	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 22, 2016